UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                             Current Report
                              Pursuant to
                          Section 13 or 15(d) of
                   The Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported): July 27, 2000


                   ALLMERICA FINANCIAL CORPORATION
        (Exact name of Registrant as specified in its charter)


        Delaware                    1-13754             04-3263626
(State or other jurisdic-   (Commission File Number) (I.R.S. Employer
  tion of Incorporation)                                I.D.  Number)



                 440 Lincoln Street, Worcester, Massachusetts 01653
                      (Address of Principal Executive Offices)
                                    (Zip Code)

                                 (508) 855-1000
                 (Registrant's Telephone Number including area code)



                                Page 1 of 34 pages
                             Exhibit Index on page 4

Item 5.  Other Events.

On July 27, 2000, Allmerica Financial Corporation announced its financial results for second quarter 2000. A copy of the press release and accompanying statistical supplement are attached as Exhibits 99 and 99.1 and are incorporated by reference herein.


CAUTIONARY STATEMENT FOR THE PURPOSES OF THE `SAFE HARBOR' PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Forward-Looking Statements

The Company wishes to caution readers that the following important factors, among others, in some cases have affected and in the future could affect, the Company's actual results and could cause the Company's actual results for 2000 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. When used in the attached press release, words such as "believes", "anticipated", "expects" and similar expressions are intended to identify forward looking statements. See "Important Factors Regarding Forward-Looking Statements" filed as Exhibit 99-2 to the Company's Annual Report on Form 10-K for the period ended December 31, 1999.

Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward looking statements include among others, the following possibilities:
(i) adverse catastrophe experience and severe weather; (ii) adverse loss development for events the Company insured in prior years or adverse trends in mortality and morbidity;(iii) heightened competition, including the intensification of price competition, the entry of new competitors, and the introduction of new products by new and existing competitors; (iv) adverse state and federal legislation or regulation, including decreases in rates, limitations on premium levels, increases in minimum capital and reserve requirements, benefit mandates, limitations on the ability to manage care and utilization, and tax treatment of insurance and annuity products; as well as continued compliance with state and federal regulations; (v) changes in interest rates causing a reduction of investment income or in the market value of interest rate sensitive investments; (vi) failure to obtain new customers, retain existing customers or reductions in policies in force by existing customers; (vii) higher service, administrative, or general expense due to the need for additional advertising, marketing, administrative or management information systems expenditures; (viii) loss or retirement of key executives; (ix) increases in medical costs, including increases in utilization, costs of medical services, pharmaceuticals, durable medical equipment and other covered items; (x) termination of provider contracts or renegotiations at less cost-effective rates or terms of payment;
(xi) changes in the Company's liquidity due to changes in asset and liability matching; (xii) restrictions on insurance underwriting, based on genetic testing and other criteria; (xiii) adverse changes in the ratings obtained from independent rating agencies, such as Moody's, Standard and Poor's, A.M. Best, and Duff & Phelps; (xiv) lower appreciation on and decline in value of managed investments, resulting in reduced variable products, assets and related fees; (xv) possible claims relating to sales practices for insurance products; (xvi) uncertainty related to the Year
2000 issue; (xvii) failure of a reinsurer of the Company's policies to pay its liabilities under reinsurance contracts; (xviii) earlier than expected withdrawals from the Company's general account annuities, GICs (including funding agreements), and other insurance products; (xix) changes in the mix of assets comprising the Company's investment portfolio and the fluctuation of the market value of such assets; (xx) losses resulting from the Company's participation in certain reinsurance pools; and (xxi) adverse results of regulatory audits related to the Company's prior years' federal income tax filings.



Item 7.  Financial Statements and Exhibits.

Exhibit 99 Press Release dated July 27, 2000, announcing Allmerica Financial Corporation second quarter 2000 financial results.

Exhibit 99.1 Allmerica Financial Corporation Second Quarter Statistical
             Supplement.

SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLMERICA FINANCIAL
CORPORATION

                                  By:  /S/ Edward J. Parry III
                                       ----------------------------------
                                       Edward J. Parry III
                                       Vice President and Chief Financial
                                       Officer



Date:  July 31, 2000


Page3

Exhibit Index

Exhibit 99 Press Release dated July 27, 2000, announcing Allmerica Financial Corporation second quarter 2000 financial results.

Exhibit 99.1 Allmerica Financial Corporation Second Quarter Statistical
             Supplement.

Exhibit 99


ALLMERICA FINANCIAL CORPORATION REPORTS RECORD
SECOND QUARTER OPERATING EARNINGS OF $1.37 PER SHARE

WORCESTER, Mass., July 27, 2000 - Allmerica Financial Corporation
(NYSE: AFC) today reported record second quarter operating earnings from continuing operations.

Second quarter highlights:

Net operating income per share from continuing operations was $1.37, or $74.5 million, an increase in earnings per share of 3.8 percent compared to $1.32 per share, or $73.0 million in 1999. Net operating income excludes net realized investment gains and losses and other non-recurring gains and charges, net of taxes.

Asset Accumulation pre-tax operating earnings were $60.1 million, up 10.3 percent from $54.5 million for the same period in 1999.

Variable annuity sales were $804.5 million, up from $765.6 million for the second quarter of 1999.

Risk Management pre-tax operating earnings were $53.9 million, compared to $55.3 million reported in the second quarter of 1999.

Net income was $47.6 million, or $0.88 per share compared to $60.2 million, or $1.09 per share in 1999.

"Our increased operating earnings per share in the second quarter marked the seventh consecutive quarter in which we have produced record comparative operating earnings," said John F. O'Brien, president and chief executive officer of Allmerica Financial Corporation. "We are encouraged by the continued expansion of our Asset Accumulation segment, and expect our recent investments in technology and distribution to produce new business opportunities in the future. In Risk Management, we are pleased to report premium growth across our key markets and further progress on the reduction of our expense levels."

Allmerica Financial announced a new corporate-wide earnings enhancement program, Project Ready!, designed to create additional processing and workflow improvements and operating efficiencies throughout the entire organization.

Project Ready! began in the late Fall of 1999. Allmerica has recently begun the implementation phase of the project, which will continue throughout 2001.

In the second quarter, Allmerica Financial recorded a $13.2 million one-time after-tax restructuring charge related to Project Ready!

"During the last nine months, we have identified over one thousand ideas which will enhance our organizational efficiency through the redeployment of our human and financial resources," said O'Brien. "Project Ready! is a continuation of our ongoing efforts to achieve lower expense levels and is one of the most significant initiatives undertaken since our demutualization in 1995. We are confident this program will make Allmerica a stronger, more competitive company."

Page5

Segment Results

Allmerica Financial operates in two primary businesses: Asset Accumulation and Risk Management. Asset Accumulation markets insurance and retirement savings products and services to individual and institutional clients through Allmerica Financial Services, and investment management services to institutions, pension funds, and other organizations through Allmerica Asset Management, Inc. Risk Management markets property and casualty insurance products on a regional basis through The Hanover Insurance Company and Citizens Insurance Company of America, with distribution channels in Standard Markets, Sponsored Markets and Specialty Markets.

Asset Accumulation

Second quarter pre-tax operating earnings for the Asset Accumulation business increased 10.3 percent to $60.1 million, from $54.5 million in 1999.

Allmerica Financial Services' pre-tax operating earnings increased to $55.5 million in the quarter, a 16.4 percent increase from $47.7 million in the second quarter of 1999.

Allmerica Asset Management's pre-tax operating earnings were $4.6 million, compared to $6.8 million in the same period of the prior year. This decline is principally due to lower levels of spread-based assets in the current quarter related to the previously reported redemptions of funding agreement assets during the fourth quarter of 1999.

Asset Accumulation highlights:

Variable annuity sales were $804.5 million in the second quarter of 2000, compared to $765.6 million in the second quarter of 1999.

Variable product assets increased to $18.5 billion at June 30, 2000, up 18.6 percent from June 30, 1999.

Variable product fees of $86.3 million were up 20.7 percent over the second quarter of 1999. Increased fees are related to variable product asset growth resulting from sales and stock market appreciation.

Variable life insurance sales were $28.6 million in the quarter, up 31.2 percent compared to the second quarter of 1999.

Risk Management

Risk Management pre-tax operating earnings were $53.9 million, compared to $55.3 million for the second quarter of 1999.

Property and Casualty highlights:

Direct written premiums increased 10.0 percent in the second quarter, to $601.1 million compared to $534.0 million in the second quarter of 1999.

Net earned premiums for the second quarter were $519.6 million, up 5.1 percent from $494.6 million in 1999.

The statutory expense ratio improved to 26.4 percent in the quarter, compared to 28.7 percent for the second quarter of last year, 28.5 percent for the full year in 1999.

Net pre-tax catastrophe losses were $17.8 million in this year's second quarter compared to $9.2 million in the prior year.

Excluding catastrophe losses, the Company's loss ratio was 61.8 percent in the second quarter versus 60.6 percent one year earlier, a result of a decrease in favorable development on prior accident years partially offset by improvements in the current accident year.

Corporate

Corporate segment net expenses were $12.2 million in the second quarter of 2000, compared to $13.5 million in 1999.

Investment Results

Net investment income was $146.6 million for the second quarter of 2000, compared to $158.2 million in the same period in 1999. This decrease is principally due to lower levels of spread-based assets in the funding agreement business and lower invested assets in Allmerica Financial Services due to the continued shift in assets from the general account to the separate accounts.

Second quarter net realized investment losses were $20.4 million, compared to $5.5 million of net realized investment losses in the second quarter of 1999. In 2000, the increased net realized losses related to the sale of securities and impairments in the fixed income portfolios.

Balance Sheet

Shareholders' equity was $2.3 billion, or $42.98 per share at June 30, 2000, compared to $2.2 billion, or $41.32 per share at December 31, 1999. Excluding the impact of SFAS No. 115, book value was $44.17 per share at the close of the second quarter, compared to $42.71 per share at December 31, 1999.

Total assets were $32.1 billion at June 30, 2000, up from $30.8 billion at year-end 1999.

Interim information is unaudited.

Allmerica Financial Corporation is the holding company for a diversified group of insurance and financial services companies headquartered in Worcester, Mass.

Certain statements in this release may be considered to be forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Use of the words "believes", "anticipates", "expects" and similar expressions is intended to identify forward-looking statements. The
Company cautions investors that any such forward-looking statements are not guarantees of future performance, and actual results could differ materially. Investors are directed to consider the risks and uncertainties in our business that may affect future performance and that are discussed in readily available documents, including the Company's annual report and other documents filed by Allmerica with the Securities and Exchange Commission. These uncertainties include the possibility of adverse catastrophe experience and severe weather, adverse loss development and adverse trends in mortality and morbidity, heightened competition, adverse state and federal legislation or regulation, and various other factors.

CONTACTS:  Investors                          Media
           Henry P. St. Cyr                   Michael F. Buckley
           (508) 855-2959                     (508) 855-3099
           E-mail:hstcyr@allmerica.com        E-mail:mibuckley@allmerica.com

ALLMERICA FINANCIAL CORPORATION


                                                 Quarter ended
                                                    June 30
(In millions, except per share data)            2000      1999

Net income                                      $ 47.6    $ 60.2
Net income per share                            $ 0.88    $ 1.09
Weighted average shares                           54.1      55.1


The following is a reconciliation from net operating income to net income per share:



                                                 Quarter ended
                                                    June 30
PER SHARE DATA (DILUTED) <FN1>                  2000      1999

Net operating income <FN2>                      $ 1.37    $ 1.32

Net realized losses on investments,
  net of taxes and amortization                  (0.25)    (0.11)

Restructuring costs                              (0.24)     0.00
                                                -----------------

Income from continuing operations                 0.88      1.21

Loss from operations of discontinued
  business, net of taxes                          0.00     (0.12)
                                                -----------------
Net income                                      $ 0.88    $ 1.09
                                                =================

<FN1>
Basic net income per share was $0.89 and $1.10 for the quarters ended June 30, 2000 and 1999 and $1.45 and $3.83 for the six months ended June 30, 2000 and 1999, respectively.

<FN2>
Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.

All figures reported are unaudited and are in accordance with generally accepted accounting principles.

ALLMERICA FINANCIAL CORPORATION
STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

    Financial Highlights                                               1

    Consolidated Financial Statements
      Income Statements                                                2
      Balance Sheets                                                   3

    Segment Results
      Income Statement Highlights                                      4
      Historical Income Statement Highlights                           5
      Balance Sheet Highlights                                         6

    Risk Management
      Condensed Income Statements                                      7
      Statutory Underwriting Profit/(Loss) by
        Distribution Channel, Reconciled to GAAP                     8-9
      Selected Statutory Information by Distribution Channel       10-13

    Asset Accumulation
    Allmerica Financial Services
      Condensed Income Statements                                     14
      Operating Income by Product Line                             15-16
      Premiums, Deposits and Other Income                             17
      Future Policy Benefits and Account Balances                     18

    Allmerica Asset Management
      Condensed Income Statements and Supplemental Information        19

    Corporate
      Condensed Income Statements                                     20

    Investment Results
      Net Investment Income, Including Closed Block                   21

    Historical Financial Highlights                                22-24

    Other Information
      Corporate Information                            Inside back cover
      Market and Dividend Information
      Industry Ratings

ALLMERICA FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS



(In millions, except per                  Quarter ended June 30                Six Months ended June 30
share data and ratios)                   2000    1999    % Change             2000    1999    % Change
RECONCILIATION FROM NET OPERATING
INCOME TO NET INCOME
  Net operating income <FN1>             $ 74.5   $ 73.0     2.1               $140.9   $124.3     13.4
  Net realized investment (losses)
    gains, net of taxes
    and amortization                      (13.7)    (6.2)    N/M                (49.9)    93.3      N/M
  Restructuring costs                     (13.2)     0.0     N/M                (13.2)     0.0      N/M
                                         ------------------------              -------------------------
  Income from continuing operations        47.6     66.8   (28.7)                77.8    217.6    (64.2)
  Loss from operations of
    discontinued business, net of taxes     0.0     (6.6)    N/M                  0.0     (3.3)     N/M
                                         ------------------------              -------------------------
  Net income                             $ 47.6   $ 60.2   (20.9)              $ 77.8   $214.3    (63.7)
                                         ========================              ========================

PER SHARE DATA (DILUTED)
  Net operating income <FN1>             $ 1.37   $ 1.32     3.8               $ 2.60   $ 2.20     18.2
  Net realized investment (losses)
    gains, net of taxes and amortization  (0.25)   (0.11)    N/M                (0.93)    1.66      N/M
  Restructuring costs                     (0.24)    0.00     N/M                (0.24)    0.00      N/M
                                         ------------------------              --------------------------
  Income from continuing operations        0.88     1.21   (27.3)                1.43     3.86    (63.0)
  Loss from operations of
    discontinued business, net of taxes    0.00    (0.12)    N/M                 0.00    (0.06)     N/M
                                         -----------------------               --------------------------
  Net income                             $ 0.88   $ 1.09   (19.3)              $ 1.43   $ 3.80    (62.4)
                                         ========================              =========================

<FN1> Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.

                                                 June 30            December 31
                                                  2000                 1999              % Change
BALANCE SHEET
  Shareholders' equity                          $ 2,288.6            $ 2,240.2              2.2
  Statutory surplus:
    Property and casualty insurance companies   $ 1,002.8            $ 1,089.1             (7.9)
    Life and health insurance companies         $   545.2            $   590.1             (7.6)
  Book value per share                          $   42.98            $   41.32              4.0
  Book value per share, excluding
    SFAS No. 115                                $   44.17            $   42.71              3.4

  Shares outstanding <FN2>                           53.3                 54.2

  Stock price                                   $   52.38            $   55.63             (5.8)
  Price/book value per share                          1.2 x                1.3 x           (0.1) x
  Debt/equity                                         8.7 %                8.9 %           (0.2) pts
  Debt/total capital                                  7.2 %                7.3 %           (0.1) pts
  Debt plus preferred securities of a
    subsidiary trust/total capital                   17.9 %               18.2 %           (0.3) pts

<FN2> Shares outstanding do not include common stock equivalents.

N/M - Not meaningful

ALLMERICA FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENTS


                                             Quarter ended June 30                 Six Months ended June 30
(In millions, except per share data)       2000     1999     % Change             2000     1999     % Change

REVENUES
  Premiums                                $520.1   $494.7       5.1            $1,017.6   $  953.0     6.8
  Universal life and investment
    product policy fees                    102.7     88.6      16.0               205.2      171.5    19.7
  Net investment income                    146.6    158.2      (7.3)              288.9      312.5    (7.6)
  Net realized investment (losses) gains   (20.4)    (5.5)      N/M               (67.2)     126.3     N/M
  Other income                              36.8     28.8      27.8                73.5       57.7    27.4
                                          --------------------------           ----------------------------
    Total revenues                         785.8    764.8       2.7             1,518.0    1,621.0    (6.4)
                                          --------------------------           ----------------------------
BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims, losses and
    loss adjustment expenses               462.2    440.2       5.0               915.6      883.4     3.6
  Policy acquisition expenses              115.0    111.9       2.8               232.1      204.6    13.4
  Other operating expenses                 128.3    119.9       7.0               248.3      237.7     4.5
  Restructuring costs                       20.3      0.0       N/M                20.3        0.0     N/M
                                          --------------------------           -----------------------------
    Total benefits, losses and expenses    725.8    672.0       8.0             1,416.3    1,325.7     6.8
                                          --------------------------           -----------------------------
  Income from continuing operations
    before federal income taxes             60.0     92.8     (35.4)              101.7      295.3   (65.6)
  Federal income tax expense                 8.4     22.0     (61.8)               15.9       69.7   (77.1)
                                          --------------------------           -----------------------------
  Income from continuing operations
    before minority interest                51.6     70.8     (27.2)               85.8      225.6   (61.9)
                                          --------------------------           -----------------------------
Minority interest:
  Distributions on mandatorily
    redeemable preferred securities
    of a subsidiary trust                   (4.0)    (4.0)      0.0                (8.0)      (8.0)    0.0
                                          --------------------------           -----------------------------
Income from continuing operations           47.6     66.8     (28.8)               77.8      217.6   (64.2)

Loss from operations of discontinued
  business (less applicable income
  taxes (benefit) of $(3.5) for the
  quarter ended June 30, 1999 and
  $(1.8) for the six months
  ended June 30, 1999)                       0.0     (6.6)      N/M                 0.0       (3.3)    N/M
                                          --------------------------           -----------------------------
Net income                                $ 47.6   $ 60.2     (20.9)           $   77.8   $  214.3   (63.7)
                                          ==========================           ============================

PER SHARE DATA (DILUTED)
  Income from continuing operations       $ 0.88   $ 1.21     (27.3)           $   1.43   $   3.86   (63.0)
                                          --------------------------           -----------------------------

  Loss from operations of discontinued
    business (less applicable income
    taxes (benefit) of $(0.06) for the
    quarter ended June 30, 1999 and
    $(0.03) for the six months ended
    June 30, 1999)                          0.00    (0.12)      N/M                0.00      (0.06)    N/M
                                          --------------------------            ----------------------------
  Net income <FN1>                        $ 0.88   $ 1.09     (19.3)            $  1.43   $   3.80   (62.4)
                                          ==========================            ===========================

  Dividends declared to shareholders      $ 0.00   $ 0.00                       $  0.00   $   0.00
                                          ===============                       ===================

  Weighted average shares outstanding       54.1     55.1                          54.2       56.4
                                          ===============                       ===================

<FN1>
Basic net income per share was $0.89 and $1.10 for the quarters ended June 30, 2000 and 1999 and $1.45 and $3.83 for the six months ended June 30, 2000 and 1999, respectively.

ALLMERICA FINANCIAL CORPORATION
CONSOLIDATED BALANCE SHEETS

                                              June 30   December 31    %
(In millions, except per share data)           2000        1999      Change

ASSETS
  Investments:
    Debt securities, at fair value
      (Amortized cost of $7,540.5
      and $7,095.0)                         $ 7,396.2   $ 6,933.8      6.7
    Equity securities, at fair value
      (Cost of $41.3 and $49.5)                  69.1        83.2    (16.9)
    Mortgage loans                              500.3       521.2     (4.0)
    Policy loans                                181.1       170.5      6.2
    Other long-term investments                 174.7       180.0     (2.9)
                                            -------------------------------
      Total investments                       8,321.4     7,888.7      5.5
                                            -------------------------------
  Cash and cash equivalents                     327.2       442.2    (26.0)
  Accrued investment income                     131.5       134.7     (2.4)
  Premiums, accounts and notes
    receivable, net                             628.8       583.5      7.8
  Reinsurance receivable on paid and
    unpaid losses, benefits and unearned
    premiums                                  1,303.3     1,279.9      1.8
  Deferred policy acquisition costs           1,505.9     1,386.8      8.6
  Deferred federal income taxes                 113.7       141.7    (19.8)
  Other assets                                  510.8       510.2      0.1
  Closed Block assets                           768.5       772.3     (0.5)
  Separate account assets                    18,477.5    17,629.6      4.8
                                            -------------------------------
    Total assets                            $32,088.6   $30,769.6      4.3
                                            ===============================

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits                  $ 2,685.1   $ 2,825.0     (5.0)
    Outstanding claims, losses and loss
      adjustment expenses                     2,825.1     2,838.6     (0.5)
    Unearned premiums                           964.4       890.2      8.3
    Contractholder deposit funds and other
      policy liabilities                      2,196.3     2,041.0      7.6
                                            -------------------------------
      Total policy liabilities and accruals   8,670.9     8,594.8      0.9
                                            -------------------------------
  Expenses and taxes payable                    783.5       795.5     (1.5)
  Reinsurance premiums payable                   89.8        73.0     23.0
  Trust instruments supported by
    funding obligations                         403.5        50.6      N/M
  Short-term debt                                51.4        45.0     14.2
  Long-term debt                                199.5       199.5      0.0
  Closed Block liabilities                      824.9       842.1     (2.0)
  Separate account liabilities               18,476.5    17,628.9      4.8
                                            -------------------------------
 Total liabilities                           29,500.0    28,229.4      4.5
                                            -------------------------------
MINORITY INTEREST
  Mandatorily redeemable preferred
    securities of a subsidiary trust            300.0       300.0      0.0

SHAREHOLDERS' EQUITY
  Preferred stock, par value $.01
    per share; authorized 20.0 million
    shares; issued none                           0.0         0.0      0.0
  Common stock, par value $.01 per share;
    authorized 300.0 million shares;
    issued 60.4 million shares                    0.6         0.6      0.0
  Additional paid-in capital                  1,762.3     1,770.5     (0.5)
  Accumulated other comprehensive income        (63.7)      (75.3)   (15.4)
  Retained earnings                             960.0       882.2      8.8
  Treasury stock at cost
    (7.1 and 6.2 million shares)               (370.6)     (337.8)     9.7
                                            -------------------------------
      Total shareholders' equity              2,288.6     2,240.2      2.2
                                            -------------------------------
      Total liabilities and
        shareholders' equity                $32,088.6   $30,769.6      4.3
                                            ===============================


ALLMERICA FINANCIAL CORPORATION
SEGMENT RESULTS
INCOME STATEMENT HIGHLIGHTS

                                                Quarter ended June 30               Six Months ended June 30
(In millions, except per share data)          2000       1999     % Change        2000       1999     % Change

OPERATING REVENUES <FN1>
  Risk Management                            $ 579.4    $ 554.5      4.5        $ 1,136.9  $ 1,075.8     5.7
                                             ----------------------------       ------------------------------
  Asset Accumulation
    Allmerica Financial Services               195.0      174.8     11.6            387.6      343.0    13.0
    Allmerica Asset Management                  34.9       40.5    (13.8)            64.2       74.8   (14.2)
                                             ----------------------------       ------------------------------
                                               229.9      215.3      6.8            451.8      417.8     8.1
                                             ----------------------------       ------------------------------
  Corporate                                      1.7        2.4    (29.2)             2.7        3.6   (25.0)
  Eliminations and other                        (1.5)      (1.9)   (21.1)            (2.6)      (2.5)    4.0
                                             ----------------------------       ------------------------------
  Total operating revenues                   $ 809.5    $ 770.3      5.1        $ 1,588.8  $ 1,494.7     6.3
                                             ============================       =============================
NET OPERATING INCOME <FN2>

  Risk Management                            $  53.9    $  55.3     (2.5)       $    97.0  $    85.1    14.0
                                             ----------------------------       ------------------------------
  Asset Accumulation
    Allmerica Financial Services                55.5       47.7     16.4            109.9       96.6    13.8
    Allmerica Asset Management                   4.6        6.8    (32.4)             9.7       12.5   (22.4)
                                             ----------------------------       ------------------------------
                                                60.1       54.5     10.3            119.6      109.1     9.6
                                             ----------------------------       ------------------------------
  Corporate                                    (12.2)     (13.5)    (9.6)           (26.7)     (29.5)   (9.5)
                                             ----------------------------       ------------------------------
  Total net operating income before
    federal income taxes and minority
    interest                                   101.8       96.3      5.7            189.9      164.7    15.3

  Federal income taxes on operating
    income                                     (23.3)     (19.3)    20.7            (41.0)     (32.4)   26.5

  Minority interest:
    Distributions on mandatorily
      redeemable preferred securities
      of a subsidiary trust                     (4.0)      (4.0)     0.0             (8.0)      (8.0)    0.0
                                             ----------------------------       ------------------------------
Consolidated net operating income            $  74.5    $  73.0      2.1        $   140.9  $   124.3    13.4
                                             ============================       ==============================
Consolidated net operating income
  per share (diluted)                        $  1.37    $  1.32      3.8        $    2.60  $    2.20    18.2
                                             ============================       ==============================
Weighted average shares outstanding
  (diluted)                                     54.1       55.1                      54.2       56.4
                                             ===================                =====================

<FN1>
Operating revenues exclude net realized gains and losses and other items which management believes are not indicative of overall operating trends.
<FN2>
Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.

ALLMERICA FINANCIAL CORPORATION
SEGMENT RESULTS
HISTORICAL INCOME STATEMENT HIGHLIGHTS

                                          Year ended December 31
(In millions, except
per share data)            1999      1998      1997      1996      1995
OPERATING REVENUES <FN1>
  Risk Management          $2,189.4  $2,222.1  $2,227.6  $2,160.4  $2,106.3
                           -------------------------------------------------

  Asset Accumulation
    Allmerica Financial
      Services                714.8     625.6     610.0     595.0     639.5
    Allmerica Asset
      Management              150.5     121.7      91.1     110.5     157.6
                           -------------------------------------------------
                              865.3     747.3     701.1     705.5     797.1
                           -------------------------------------------------
  Corporate                     6.0      12.9      16.1       6.9      (2.4)
  Eliminations and other       (5.9)     (7.6)    (11.5)    (12.7)     (4.4)
                           -------------------------------------------------
  Total operating revenues $3,054.8  $2,974.7  $2,933.3  $2,860.1  $2,896.6
                           ================================================

NET OPERATING INCOME <FN2>

  Risk Management          $  199.6  $  149.6  $  174.2  $  173.1  $  212.0
                           -------------------------------------------------
  Asset Accumulation
    Allmerica Financial
      Services                205.5     169.0     134.6     106.8      60.0
    Allmerica Asset
      Management               23.5      23.7      18.4      11.5      12.2
                           -------------------------------------------------
                              229.0     192.7     153.0     118.3      72.2
                           -------------------------------------------------
  Corporate                   (59.3)    (50.9)    (48.0)    (58.0)    (47.8)
                           -------------------------------------------------
  Total net operating
    income before federal
    income taxes and
    minority interest         369.3     291.4     279.2     233.4     236.4
                           -------------------------------------------------
  Federal income taxes on
    operating income          (72.4)    (53.1)    (63.4)    (50.8)    (67.4)

  Minority interest:
    Distributions on
      mandatorily
      redeemable preferred
      securities of a
      subsidiary trust        (16.0)    (16.0)    (14.5)      0.0       0.0
    Equity in earnings          0.0      (9.8)    (37.0)    (61.5)    (69.2)
                           -------------------------------------------------
Consolidated net operating
  income                   $  280.9  $  212.5  $  164.3  $  121.1  $   99.8
                           =================================================
Consolidated net operating
  income per share
  (diluted)                $   5.06  $   3.52  $   3.00  $   2.41  $   1.99
                           =================================================
Weighted average shares
  outstanding (diluted)        55.5      60.3      54.8      50.1      50.1
                           =================================================

<FN1>
Operating revenues exclude net realized gains and losses and other items which management believes are not indicative of overall operating trends.
<FN2>
Net operating income excludes net realized gains and losses and other items which management believes are not indicative of overall operating trends, net of taxes and minority interest.

ALLMERICA FINANCIAL CORPORATION
SEGMENT RESULTS
BALANCE SHEET HIGHLIGHTS


(In millions)                                                  June 30, 2000
                                                      Asset Accumulation
                                                   --------------------------
                                                   Allmerica       Allmerica
                                        Risk       Financial        Asset
                                     Management     Services       Management      Corporate         Total
Cash and investments                 $ 3,613.4     $ 3,017.9       $ 1,895.5       $  121.8        $ 8,648.6
Reinsurance receivables                  971.5         331.8             0.0            0.0          1,303.3
Deferred policy acquisition costs        183.5       1,322.1             0.3            0.0          1,505.9
Separate account assets                    0.0      18,477.5             0.0            0.0         18,477.5
Other assets                           1,121.7         230.0            19.5            6.6          1,384.8
Closed Block assets                        0.0         768.5             0.0            0.0            768.5
                                     --------------------------------------------------------------------------
  Total assets                       $ 5,897.1     $24,147.8       $ 1,915.3       $  128.4        $32,088.6
                                     =========================================================================
Policy liabilities and accruals:
  Future policy benefits             $   175.1     $ 2,510.0            $0.0           $0.0        $ 2,685.1
  Outstanding claims, losses
    and loss adjustment
    expenses                           2,799.7          25.4             0.0            0.0          2,825.1
  Unearned premiums                      961.5           2.9             0.0            0.0            964.4
  Contractholder deposit funds
    and other policy liabilities          25.3         648.1         1,522.9            0.0          2,196.3
                                     --------------------------------------------------------------------------
  Total policy liabilities
    and accruals                     $ 3,961.6     $ 3,186.4       $ 1,522.9       $    0.0        $ 8,670.9
                                     =========================================================================
Separate account liabilities         $     0.0     $18,476.5       $     0.0       $    0.0        $18,476.5
                                     =========================================================================
Closed Block liabilities             $     0.0     $   824.9       $     0.0       $    0.0        $   824.9
                                     =========================================================================


                                                               December 31, 1999
                                                      Asset Accumulation
                                                   ------------------------------
                                                   Allmerica       Allmerica
                                        Risk       Financial        Asset
                                     Management     Services       Management      Corporate         Total
Cash and investments                 $ 3,627.3     $ 3,264.2       $ 1,367.4       $   72.0        $ 8,330.9
Reinsurance receivables                  946.6         333.3             0.0            0.0          1,279.9
Deferred policy acquisition costs        173.3       1,213.1             0.4            0.0          1,386.8
Separate account assets                    0.0      17,629.6             0.0            0.0         17,629.6
Other assets                           1,128.8         223.2            19.8            5.3          1,370.1
Closed Block assets                        0.0         772.3             0.0            0.0            772.3
                                     --------------------------------------------------------------------------
  Total assets                       $ 5,869.0     $23,435.7       $ 1,387.6       $   77.3        $30,769.6
                                     =========================================================================
Policy liabilities and accruals:
  Future policy benefits             $   183.5     $ 2,641.5            $0.0           $0.0        $ 2,825.0
  Outstanding claims, losses
    and loss adjustment
    expenses                           2,820.3          18.3             0.0            0.0          2,838.6
  Unearned premiums                      887.2           3.0             0.0            0.0            890.2
  Contractholder deposit funds
    and other policy liabilities          24.8         700.2         1,316.0            0.0          2,041.0
                                     --------------------------------------------------------------------------
  Total policy liabilities
    and accruals                     $ 3,915.8     $ 3,363.0       $ 1,316.0       $    0.0        $ 8,594.8
                                     =========================================================================
Separate account liabilities         $     0.0     $17,628.9       $     0.0       $    0.0        $17,628.9
                                     =========================================================================
Closed Block liabilities             $     0.0     $   842.1       $     0.0       $    0.0        $   824.1
                                     =========================================================================


ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
CONDENSED INCOME STATEMENT



                                                      Quarter ended June 30          Six Months ended June 30
(In millions)                                       2000      1999     % Change     2000       1999      % Change
REVENUES

  Net premiums written                              $ 562.2   $505.2    11.3        $1,089.8   $ 982.4    10.9
  Change in unearned premiums, net of
    prepaid reinsurance premiums                      (42.6)   (10.6)    N/M           (73.2)    (30.2)    N/M
                                                    ------------------------        ---------------------------
  Net premiums earned                                 519.6    494.6     5.1         1,016.6     952.2     6.8
  Net investment income                                54.4     55.1    (1.3)          109.6     113.5    (3.4)
  Other income                                          5.4      4.8    12.5            10.7      10.1     5.9
                                                    -------------------------       ---------------------------
    Total operating revenue                           579.4    554.5     4.5         1,136.9   1,075.8     5.7
                                                    -------------------------       ---------------------------
LOSSES AND OPERATING EXPENSES
  Policy benefits, claims, losses
    and loss adjustment expenses                      383.6    351.8     9.0           759.3     705.5     7.6
  Policy acquisition expenses                          93.9     93.1     0.9           186.0     181.6     2.4
  Other operating expenses                             48.0     54.3   (11.6)           94.6     103.6    (8.7)
                                                    ------------------------        ---------------------------
    Total losses and operating expenses               525.5    499.2     5.3         1,039.9     990.7     5.0
                                                    ------------------------        ---------------------------

Net operating income before taxes                   $  53.9   $ 55.3    (2.5)       $   97.0   $  85.1    14.0
                                                    =========================       ===========================




The Risk Management Segment manages its products through three distribution channels identified as Standard Markets,Sponsored Markets, and Specialty Markets.

Standard Markets sells property & casualty insurance products through independent agents and brokers primarily in the Northeast, Midwest and Southeast United States maintaining a strong regional focus. Sponsored Markets focuses on worksite distribution, which offers discounted property & casualty (auto and homeowners) insurance through employer sponsored programs. This distribution channel also offers products to members of affinity groups and other organizations. Specialty Markets offers specialty or program business nationwide.

ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
STATUTORY UNDERWRITING PROFIT/(LOSS) BY DISTRIBUTION
CHANNEL, RECONCILED TO GAAP



(In millions)                        Quarter ended June 30, 2000

                           Standard    Sponsored   Specialty
                           Markets     Markets     Markets     Other     Total
                                                               <FN1>

Net premiums earned        $360.2      $144.5      $  9.9      $  1.3    $  515.9
Policy benefits,
 claims, losses
 and loss adjustment
 expenses                   263.5       109.7         5.2         0.9       379.3
Policy acquisition
 and other underwriting
 expenses                   108.6        34.4         3.2         1.2       147.4
Policyholders'
 dividends                    2.6         0.0         0.0         0.0         2.6
                           -------------------------------------------------------
Underwriting (loss)
 profit                    $(14.5)     $  0.4      $  1.5      $ (0.8)      (13.4)
                           ---------------------------------------------
Net investment income                                                        54.4
Other income and
 expenses, net                                                                2.8
Net deferred
 acquisition costs                                                            7.7
Other Statutory to
 GAAP adjustments                                                             2.4
                                                                         ---------
Net operating
 income before
 taxes - GAAP Basis                                                      $   53.9
                                                                         =========

PRETAX CATASTROPHE
LOSSES                     $  8.1      $  9.7      $  0.0      $  0.0    $   17.8
                           =======================================================

<FN1>
Includes results from certain property and casualty business which the Company has exited.



(In millions)                        Quarter ended June 30, 1999

                           Standard    Sponsored   Specialty
                           Markets     Markets     Markets    Other      Total
                                                            <FN1>

Net premiums
 earned                    $352.5      $129.0      $ 12.2     $ (0.3)    $493.4
Policy benefits,
 claims, losses
 and loss adjustment
 expenses                   244.7        97.2         8.7       (0.7)     349.9
Policy acquisition
 and other underwriting
 expenses                   106.7        34.3         3.5        0.4      144.9
Policyholders'
 dividends                    2.3         0.0         0.0        0.0        2.3
                           ------------------------------------------------------
Underwriting loss          $ (1.2)     $ (2.5)     $  0.0    $   0.0       (3.7)
                           ---------------------------------------------

Net investment income                                                      55.1
Other income and
 expenses, net                                                              1.4
Net deferred
 acquisition costs                                                         (1.6)
Other Statutory to
 GAAP adjustments                                                           4.1
                                                                        -------
Net operating income
 before taxes -
 GAAP Basis                                                             $  55.3
                                                                        =======

PRETAX CATASTROPHE
LOSSES                    $  4.5       $  4.7      $  0.0    $  0.0     $   9.2
                          ======================================================

<FN1>
Includes results from certain property and casualty business which the Company has exited.


ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
STATUTORY UNDERWRITING PROFIT/(LOSS) BY DISTRIBUTION
CHANNEL, RECONCILED TO GAAP



(In millions)                     Six Months ended June 30, 2000

                        Standard    Sponsored   Specialty
                        Markets     Markets     Markets     Other     Total
                                                            <FN1>

Net premiums earned     $709.9      $284.6      $ 16.5      $  1.7    $1,012.7
Policy benefits,
 claims, losses
 and loss adjustment
 expenses                525.4       211.5        11.6         3.2       751.7
Policy acquisition
 and other underwriting
 expenses                211.9        70.7         4.7         1.7       289.0
Policyholders'
 dividends                 5.4         0.0         0.0         0.0         5.4
                        -------------------------------------------------------
Underwriting (loss)
 profit                 $(32.8)     $  2.4      $  0.2      $ (3.2)      (33.4)
                        ----------------------------------------------
Net investment income                                                    109.6
Other income and
 expenses, net                                                             5.4
Net deferred
 acquisition costs                                                        11.8
Other Statutory to
 GAAP adjustments                                                          3.6
                                                                      ---------
Net operating
 income before
 taxes - GAAP Basis                                                   $   97.0
                                                                      =========


PRETAX CATASTROPHE
LOSSES                  $  22.8     $ 10.2      $  0.0      $  0.0    $   33.0
                        =======================================================

<FN1>
Includes results from certain property and casualty business which the Company has exited.



                                 Six Months ended June 30, 1999

                        Standard    Sponsored    Specialty
                        Markets     Markets      Markets    Other     Total
                                                            <FN1>

Net premiums
 earned                $671.5      $250.8       $ 26.3     $  2.6    $951.2
Policy benefits,
 claims, losses
 and loss adjustment
 expenses               485.6       191.9         18.3        3.3     699.1
Policy acquisition
 and other underwriting
 expenses               205.6        66.5          8.1        0.4     280.6
Policyholders'
 dividends                4.2         0.0          0.0        0.0       4.2
                       ------------------------------------------------------
Underwriting loss      $(23.9)     $ (7.6)      $ (0.1)    $ (1.1)    (32.7)
                       ----------------------------------------------

Net investment income                                                 113.5
Other income and
 expenses, net                                                          3.3
Net deferred
 acquisition costs                                                     (2.3)
Other Statutory to
 GAAP adjustments                                                       3.3
                                                                     -------
Net operating income
 before taxes -
 GAAP Basis                                                          $ 85.1
                                                                     =======

PRETAX CATASTROPHE
LOSSES                 $ 29.0       $ 23.9       $  0.0     $  0.0   $ 52.9
                       =====================================================

<FN1>
Includes results from certain property and casualty business which the Company has exited.


ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED STATUTORY INFORMATION BY DISTRIBUTION CHANNEL



(In millions, except ratios)      Quarter ended June 30, 2000

                          Standard  Sponsored  Specialty
                          Markets   Markets    Markets    Other    Total

NET PREMIUMS WRITTEN
  Personal automobile     $ 125.4   $ 115.2    $  0.0     $  2.0   $ 242.6
  Homeowners                 43.5      32.9       0.0        0.1      76.5
  Workers' compensation      53.8       0.0       2.3        0.0      56.1
  Commercial automobile      59.1       0.0       4.8       (0.2)     63.7
  Commercial multiple
    peril                    79.1       0.0       1.1        0.0      80.2
  Other property
    & casualty               32.1       3.0       3.7        0.5      39.3
                          -------------------------------------------------
  Total                   $ 393.0   $ 151.1   $  11.9    $   2.4   $ 558.4
                          =================================================
NET PREMIUMS EARNED
  Personal automobile     $ 117.0   $ 113.8   $   0.0    $   1.3   $ 232.1
  Homeowners                 39.0      28.1       0.0        0.0      67.1
  Workers' compensation      50.1       0.0       3.3        0.0      53.4
  Commercial automobile      52.5       0.0       2.8       (0.6)     54.7
  Commercial multiple
    peril                    73.8       0.0       1.4        0.0      75.2
  Other property
    & casualty               27.8       2.6       2.4        0.6      33.4
                          -------------------------------------------------
  Total                   $ 360.2   $ 144.5   $   9.9    $   1.3   $ 515.9
                          =================================================
POLICY BENEFITS, CLAIMS
  AND LOSSES
    Personal automobile   $  80.2   $  78.7   $   0.0    $   1.1   $ 160.0
    Homeowners               28.1      21.4       0.0        0.0      49.5
    Workers' compensation    39.9       0.0       1.3       (0.3)     40.9
    Commercial automobile    35.7       0.0       1.3       (0.4)     36.6
    Commercial multiple
      peril                  39.3       0.0      (0.3)       0.6      39.6
    Other property
      & casualty              8.1       0.8       1.3        0.0      10.2
                          -------------------------------------------------
    Total                 $ 231.3   $ 100.9   $   3.6    $   1.0   $ 336.8
                          =================================================
LOSS ADJUSTMENT EXPENSES  $  32.2   $   8.8   $   1.6    $  (0.1)  $  42.5
                          =================================================
RATIOS
LOSSES
  Personal automobile      68.7 %    69.1 %     0.0 %       N/M     68.9 %
  Homeowners               71.8 %    76.2 %     0.0 %       N/M     73.5 %
  Workers' compensation    79.3 %     0.0 %    39.4 %       N/M     76.4 %
  Commercial automobile    67.8 %     0.0 %    46.4 %       N/M     66.9 %
  Commercial multiple
    peril                  53.3 %     0.0 %     N/M         N/M     52.7 %
  Other property
    & casualty             29.2 %    30.8 %    54.2 %       N/M     30.6 %
                          -------------------------------------------------
  Total                    64.2 %    69.8 %    36.4 %       N/M     65.3 %

LOSS ADJUSTMENT EXPENSES    8.9 %     6.1 %    16.2 %       N/M      8.2 %

POLICY ACQUISITION AND
  OTHER UNDERWRITING
  EXPENSES                 27.7 %    22.6 %    26.9 %       N/M     26.4 %

POLICYHOLDERS' DIVIDENDS    0.7 %     0.0 %     0.0 %       N/M      0.5 %
                          -------------------------------------------------
COMBINED                  101.5 %    98.5 %    79.5 %       N/M    100.4 %
                          =================================================


ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED STATUTORY INFORMATION BY DISTRIBUTION CHANNEL



(In millions, except ratios)      Quarter ended June 30, 1999

                          Standard  Sponsored  Specialty
                          Markets   Markets    Markets    Other    Total

NET PREMIUMS WRITTEN
  Personal automobile     $ 114.4   $ 105.9    $  0.0     $  0.3   $ 220.6
  Homeowners                 45.1      29.4       0.0       (0.6)     73.9
  Workers' compensation      47.8       0.0       0.8        1.1      49.7
  Commercial automobile      49.0       0.0       0.8       (0.1)     49.7
  Commercial multiple
    peril                    69.2       0.0       2.6        0.5      72.3
  Other property
    & casualty               30.4       3.1       5.8       (1.3)     38.0
                          -------------------------------------------------
  Total                   $ 355.9   $ 138.4   $  10.0    $  (0.1)  $ 504.2
                          =================================================
NET PREMIUMS EARNED
  Personal automobile     $ 122.6   $ 101.5   $   0.0    $   0.2   $ 224.3
  Homeowners                 43.2      25.1       0.0       (0.5)     67.8
  Workers' compensation      47.1       0.0       0.6        0.9      48.6
  Commercial automobile      45.4       0.0       2.1        0.0      47.5
  Commercial multiple
    peril                    67.0       0.0       3.5        0.6      71.1
  Other property
    & casualty               27.2       2.4       6.0       (1.5)     34.1
                          -------------------------------------------------
  Total                   $ 352.5   $ 129.0   $  12.2    $  (0.3)  $ 493.4
                          =================================================
POLICY BENEFITS, CLAIMS
  AND LOSSES
    Personal automobile   $  68.9   $  68.2   $   0.0    $  (0.6)  $ 136.5
    Homeowners               26.9      20.4       0.0       (0.3)     47.0
    Workers' compensation    29.7       0.0       0.0        0.2      29.9
    Commercial automobile    30.0       0.0       1.7       (0.6)     31.1
    Commercial multiple
      peril                  47.0       0.0       3.4        0.5      50.9
    Other property
      & casualty              9.3       1.0       1.8        0.5      12.6
                          -------------------------------------------------
    Total                 $ 211.8   $  89.6   $   6.9    $  (0.3)  $ 308.0
                          =================================================
LOSS ADJUSTMENT EXPENSES  $  32.9   $   7.6   $   1.8    $  (0.4)  $  41.9
                          =================================================
RATIOS
LOSSES
  Personal automobile      56.2 %    67.2 %     0.0 %       N/M     60.9 %
  Homeowners               62.3 %    81.3 %     0.0 %       N/M     68.9 %
  Workers' compensation    63.1 %     0.0 %     N/M         N/M     61.5 %
  Commercial automobile    66.1 %     0.0 %    81.0 %       N/M     65.5 %
  Commercial multiple
    peril                  70.1 %     0.0 %    97.1 %       N/M     71.7 %
  Other property
    & casualty             34.2 %    43.5 %    30.0 %       N/M     38.6 %
                          -------------------------------------------------
  Total                    60.1 %    69.5 %    56.6 %       N/M     62.4 %

LOSS ADJUSTMENT EXPENSES    9.3 %     5.8 %    14.8 %       N/M      8.5 %

POLICY ACQUISITION AND
  OTHER UNDERWRITING
  EXPENSES                 30.0 %    24.8 %    35.0 %       N/M     28.7 %

POLICYHOLDERS' DIVIDENDS    0.7 %     0.0 %     0.0 %       N/M      0.5 %
                          -------------------------------------------------
COMBINED                  100.1 %   100.1 %   106.4 %       N/M    100.1 %
                          =================================================


ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED STATUTORY INFORMATION BY DISTRIBUTION CHANNEL



(In millions, except ratios)      Six Months ended June 30, 2000

                          Standard  Sponsored  Specialty
                          Markets   Markets    Markets    Other    Total

NET PREMIUMS WRITTEN
  Personal automobile     $ 253.1   $ 243.7    $  0.0     $  2.1   $  498.9
  Homeowners                 77.3      54.0       0.0       (0.1)     131.2
  Workers' compensation     107.9       0.0       2.7        0.0      110.6
  Commercial automobile     111.8       0.0       5.9       (0.2)     117.5
  Commercial multiple
    peril                   154.3       0.0       2.9       (0.1)     157.1
  Other property
    & casualty               57.8       5.0       6.8        1.0       70.6
                          --------------------------------------------------
  Total                   $ 762.2   $ 302.7   $  18.3    $   2.7   $1,085.9
                          =================================================
NET PREMIUMS EARNED
  Personal automobile     $ 227.6   $ 223.5   $   0.0    $   1.4   $  452.5
  Homeowners                 78.1      55.9       0.0       (0.1)     133.9
  Workers' compensation     100.4       0.0       4.1        0.0      104.5
  Commercial automobile     102.6       0.0       3.4       (0.7)     105.3
  Commercial multiple
    peril                   145.7       0.0       2.8       (0.1)     148.4
  Other property
    & casualty               55.5       5.2       6.2        1.2       68.1
                          --------------------------------------------------
  Total                   $ 709.9   $ 284.6   $  16.5    $   1.7   $1,012.7
                          =================================================
POLICY BENEFITS, CLAIMS
  AND LOSSES
    Personal automobile   $ 152.7   $ 149.5   $   0.0    $   0.6   $  302.8
    Homeowners               57.1      43.3       0.0       (0.4)     100.0
    Workers' compensation    76.8       0.0       2.2        0.1       79.1
    Commercial automobile    65.6       0.0       3.6       (0.6)      68.6
    Commercial multiple
      peril                  88.3       0.0       1.1        1.9       91.3
    Other property
      & casualty             19.5       1.9       1.5        1.3       24.2
                          --------------------------------------------------
    Total                 $ 460.0   $ 194.7   $   8.4    $   2.9   $  666.0
                          ==================================================
LOSS ADJUSTMENT EXPENSES  $  65.4   $  16.8   $   3.2    $   0.3   $   85.7
                          ==================================================
RATIOS
LOSSES
  Personal automobile      67.2 %    66.9 %     0.0 %       N/M      66.9 %
  Homeowners               73.1 %    77.5 %     0.0 %       N/M      74.7 %
  Workers' compensation    76.5 %     0.0 %    53.7 %       N/M      75.8 %
  Commercial automobile    63.9 %     0.0 %   105.9 %       N/M      65.1 %
  Commercial multiple
    peril                  60.6 %     0.0 %    39.3 %       N/M      61.5 %
  Other property
    & casualty             35.2 %    36.5 %    23.8 %       N/M      35.5 %
                          -------------------------------------------------
  Total                    64.8 %    68.4 %    50.6 %       N/M      65.8 %

LOSS ADJUSTMENT EXPENSES    9.2 %     5.9 %    19.3 %       N/M       8.5 %

POLICY ACQUISITION AND
  OTHER UNDERWRITING
  EXPENSES                 27.8 %    23.4 %    25.7 %       N/M      26.6 %

POLICYHOLDERS' DIVIDENDS    0.8 %     0.0 %     0.0 %       N/M       0.5 %
                          --------------------------------------------------
COMBINED                  102.6 %    97.7 %    95.6 %       N/M     101.4 %
                          ==================================================


ALLMERICA FINANCIAL CORPORATION
RISK MANAGEMENT
SELECTED STATUTORY INFORMATION BY DISTRIBUTION CHANNEL



(In millions, except ratios)      Six Months ended June 30, 1999

                          Standard  Sponsored  Specialty
                          Markets   Markets    Markets    Other    Total

NET PREMIUMS WRITTEN
  Personal automobile     $ 241.4   $ 226.4    $  0.0     $  0.1   $ 467.9
  Homeowners                 69.7      36.4       0.0       (0.4)    105.7
  Workers' compensation      97.7       0.0       3.4        0.8     101.9
  Commercial automobile      95.9       0.0       3.2       (0.2)     98.9
  Commercial multiple
    peril                   133.1       0.0       5.6        0.5     139.2
  Other property
    & casualty               56.2       3.3       9.2       (0.5)     68.2
                          -------------------------------------------------
  Total                   $ 694.0   $ 266.1   $  21.4    $   0.3   $ 981.8
                          =================================================
NET PREMIUMS EARNED
  Personal automobile     $ 235.3   $ 209.5   $   0.0    $   1.1   $ 445.9
  Homeowners                 76.8      36.7       0.0        0.1     113.6
  Workers' compensation      90.7       0.0       2.5        0.9      94.1
  Commercial automobile      89.7       0.0       4.8        0.3      94.8
  Commercial multiple
    peril                   126.3       0.0       7.5        0.9     134.7
  Other property
    & casualty               52.7       4.6      11.5       (0.7)     68.1
                          -------------------------------------------------
  Total                   $ 671.5   $ 250.8   $  26.3    $   2.6   $ 951.2
                          =================================================
POLICY BENEFITS, CLAIMS
  AND LOSSES
    Personal automobile   $ 147.6   $ 143.3   $   0.0    $  (0.8)  $ 290.1
    Homeowners               49.3      32.7       0.0       (0.3)     81.7
    Workers' compensation    58.1       0.0      (0.8)       1.2      58.5
    Commercial automobile    62.5       0.0       4.1       (0.5)     66.1
    Commercial multiple
      peril                  89.7       0.0       5.6        1.7      97.0
    Other property
      & casualty             16.2       2.2       5.7        2.2      26.3
                          -------------------------------------------------
    Total                 $ 423.4   $ 178.2   $  14.6    $   3.5   $ 619.7
                          =================================================
LOSS ADJUSTMENT EXPENSES  $  62.2   $  13.7   $   3.7    $  (0.2)  $  79.4
                          =================================================
RATIOS
LOSSES
  Personal automobile      62.7 %    68.4 %     0.0 %       N/M     65.1 %
  Homeowners               64.2 %    89.1 %     0.0 %       N/M     72.0 %
  Workers' compensation    64.1 %     0.0 %     N/M         N/M     62.2 %
  Commercial automobile    69.7 %     0.0 %    85.4 %       N/M     69.6 %
  Commercial multiple
    peril                  71.0 %     0.0 %    74.7 %       N/M     72.1 %
  Other property
    & casualty             30.7 %    47.8 %    49.6 %       N/M     38.2 %
                          -------------------------------------------------
  Total                    63.1 %    71.0 %    55.5 %       N/M     65.2 %

LOSS ADJUSTMENT EXPENSES    9.3 %     5.5 %    14.1 %       N/M      8.3 %

POLICY ACQUISITION AND
  OTHER UNDERWRITING
  EXPENSES                 29.6 %    25.0 %    37.9 %       N/M     28.6 %

POLICYHOLDERS' DIVIDENDS    0.6 %     0.0 %     0.0 %       N/M      0.4 %
                          -------------------------------------------------
COMBINED                  102.6 %   101.5 %   107.5 %       N/M    102.5 %
                          =================================================


ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
CONDENSED INCOME STATEMENT

                                                 Quarter ended June 30          Six Months ended June 30
(In millions)                                  2000      1999      % Change   2000      1999      % Change

REVENUES
  Premiums                                     $   0.5   $   0.1     N/M      $   1.0   $   0.8     25.0
  Universal life and investment product
    policy fees                                  102.7      88.6    15.9        205.2     171.5     19.7
  Net investment income                           58.6      64.1    (8.6)       118.4     127.6     (7.2)
  Other income                                    28.3      19.2    47.4         54.6      36.5     49.6
  Operating contribution from the Closed Block     4.9       2.8    75.0          8.4       6.6     27.3
                                               --------------------------     ----------------------------
    Total operating revenue                      195.0     174.8    11.6        387.6     343.0     13.0
                                               --------------------------     ----------------------------

POLICY BENEFITS, CLAIMS AND
OPERATING EXPENSES
  Policy benefits, claims and losses              53.1      56.9    (6.7)       109.0     119.8     (9.0)
  Policy acquisition expenses                     23.2      21.0    10.5         48.9      26.6     83.8
  Other operating expenses                        63.2      49.2    28.5        119.8     100.0     19.8
                                               --------------------------     ----------------------------
    Total policy benefits, claims and
      operating expenses                         139.5     127.1     9.8        277.7     246.4     12.7
                                               --------------------------     ----------------------------
Net operating income before taxes                 55.5      47.7    16.4      $ 109.9   $  96.6     13.8
                                               ==========================     ===========================

ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
OPERATING INCOME BY PRODUCT LINE


(In millions)                   Quarter ended June 30, 2000
                               Variable                       Group
                   Individual  Universal  Universal  Closed  Retirement All
                    Annuities     Life       Life     Block   Products Others   Total
                                                               <FN1>     <FN2>
REVENUES
  Premiums           $  0.0    $  0.0       $  0.0    $  8.3   $  0.0   $  0.5  $  8.8
  Universal life
    and investment
    product policy
    fees               58.5      21.3         16.4       0.0      6.5      0.0   102.7
  Net investment
    income             14.2       0.5         18.9      13.8     19.3      5.7    72.4
  Other income          9.3       1.6          0.2       0.0      2.3     14.9    28.3
                     ------------------------------------------------------------------
    Total
      operating
      revenue          82.0      23.4         35.5      22.1     28.1     21.1   212.2
                     ------------------------------------------------------------------
POLICY BENEFITS,
CLAIMS AND
OPERATING EXPENSES
  Policy benefits,
    claims and
    losses             10.9      10.7         17.1      16.9     12.8      1.6    70.0
  Policy acquisition
    expenses           16.3       1.2          5.0       0.4      0.7      0.0    23.6
                    -------------------------------------------------------------------
    Total policy
      benefits,
      claims, and
      policy
      acquisition
      expenses         27.2      11.9         22.1      17.3     13.5      1.6    93.6
                     ------------------------------------------------------------------
Operating income
  before other
  operating
  expenses           $ 54.8    $ 11.5       $ 13.4    $  4.8   $ 14.6   $ 19.5   118.6
                     ==========================================================
Other operating
  expenses                                                               <FN3>    63.1
                                                                               --------
Net operating
  income before
  taxes                                                                        $  55.5
                                                                               ========

<FN1>
Includes defined benefit and defined contribution plan products and services.
<FN2>
Includes non-insurance activities and products in runoff (e.g.YRT,DI).
<FN3>
Includes other operating expenses (credits) from the Closed Block of approximately $(0.1) million for the quarter ended June 30, 2000.



(In millions)                      Quarter ended June 30, 1999
                               Variable                       Group
                   Individual  Universal  Universal  Closed  Retirement All
                    Annuities     Life       Life     Block   Products Others   Total
                                                               <FN1>    <FN2>
REVENUES
  Premiums           $  0.0    $  0.0       $  0.0    $  8.4   $  0.0   $  0.1  $  8.5
  Universal life
    and investment
    product policy
    fees               47.7      18.4         17.1       0.0      5.4      0.0    88.6
  Net investment
    income             18.5       0.2         20.2      13.5     19.6      5.6    77.6
  Other income          7.3       1.1          0.2       0.0      2.3      8.3    19.2
                     ------------------------------------------------------------------
    Total
      operating
      revenue          73.5      19.7         37.5      21.9     27.3     14.0   193.9
                     ------------------------------------------------------------------
POLICY BENEFITS,
CLAIMS AND
OPERATING EXPENSES
  Policy benefits,
    claims and
    losses             16.5       5.1         19.2      18.9     14.4      1.7    75.8
  Policy acquisition
    expenses           14.2       1.0          4.8       0.6      1.0      0.0    21.6
                    -------------------------------------------------------------------
    Total policy
      benefits,
      claims, and
      policy
      acquisition
      expenses         30.7       6.1         24.0      19.5     15.4      1.7    97.4
                     ------------------------------------------------------------------
Operating income
  before other
  operating
  expenses           $ 42.8    $ 13.6       $ 13.5    $  2.4   $ 11.9   $ 12.3    96.5
                     ==========================================================
Other operating
  expenses                                                               <FN3>    48.8
                                                                               --------
Net operating
  income before
  taxes                                                                        $  47.7
                                                                              =========

<FN1>
Includes defined benefit and defined contribution plan products and services.
<FN2>
Includes non-insurance activities and products in runoff (e.g.YRT,DI).
<FN3>
Includes other operating expenses (credits) from the Closed Block of approximately $(0.4) million for the quarter ended June 30, 1999.


ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
OPERATING INCOME BY PRODUCT LINE


(In millions)                   Six Months ended June 30, 2000
                               Variable                       Group
                   Individual  Universal  Universal  Closed  Retirement All
                    Annuities     Life       Life     Block   Products Others   Total
                                                               <FN1>     <FN2>
REVENUES
  Premiums           $  0.0    $  0.0       $  0.0    $ 34.3   $  0.0   $  1.0  $ 35.3
  Universal life
    and investment
    product policy
    fees              116.0      41.9         33.1       0.0     14.2      0.0   205.2
  Net investment
    income             29.5       1.2         37.9      27.0     38.7     11.1   145.4
  Other income         18.6       3.0          0.4       0.0      3.9     28.7    54.6
                     ------------------------------------------------------------------
    Total
      operating
      revenue         164.1      46.1         71.4      61.3     56.8     40.8   440.5
                     ------------------------------------------------------------------
POLICY BENEFITS,
CLAIMS AND
OPERATING EXPENSES
  Policy benefits,
    claims and
    losses             29.0      17.5         35.0      51.7     25.1      2.4   160.7
  Policy acquisition
    expenses           34.8       2.7         10.1       1.0      1.3      0.0    49.9
                    -------------------------------------------------------------------
    Total policy
      benefits,
      claims, and
      policy
      acquisition
      expenses         63.8      20.2         45.1      52.7     26.4      2.4   210.6
                     ------------------------------------------------------------------
Operating income
  before other
  operating
  expenses           $100.3    $ 25.9       $ 26.3    $  8.6   $ 30.4   $ 38.4   229.9
                     ==========================================================
Other operating
  expenses                                                               <FN3>   120.0
                                                                               --------
Net operating
  income before
  taxes                                                                        $ 109.9
                                                                              =========

<FN1>
Includes defined benefit and defined contribution plan products and services.
<FN2>
Includes non-insurance activities and products in runoff (e.g.YRT,DI).
<FN3>
Includes other operating expenses from the Closed Block of approximately
$0.2 million for the six months ended June 30, 2000.



(In millions)                    Six Months ended June 30, 1999
                               Variable                       Group
                   Individual  Universal  Universal  Closed  Retirement All
                    Annuities     Life       Life     Block   Products Others   Total
                                                               <FN1>    <FN2>
REVENUES
  Premiums           $  0.0    $  0.0       $  0.0    $ 35.6   $  0.0   $  0.8  $ 36.4
  Universal life
    and investment
    product policy
    fees               89.7      36.1         34.5       0.0     11.2      0.0   171.5
  Net investment
    income             35.3       0.4         38.8      26.6     39.9     13.2   154.2
  Other income         14.4       2.1          0.5       0.0      4.1     15.4    36.5
                     ------------------------------------------------------------------
    Total
      operating
      revenue         139.4      38.6         73.8      62.2     55.2     29.4   398.6
                     ------------------------------------------------------------------
POLICY BENEFITS,
CLAIMS AND
OPERATING EXPENSES
  Policy benefits,
    claims and
    losses             39.9      11.3         38.1      54.4     27.3      3.2   174.2
  Policy acquisition
    expenses           12.5       3.1          9.1       1.1      1.9      0.0    27.7
                    -------------------------------------------------------------------
    Total policy
      benefits,
      claims, and
      policy
      acquisition
      expenses         52.4      14.4         47.2      55.5     29.2      3.2   201.9
                     ------------------------------------------------------------------
Operating income
  before other
  operating
  expenses           $ 87.0    $ 24.2       $ 26.6    $  6.7   $ 26.0   $ 26.2   196.7
                     ==========================================================
Other operating
  expenses                                                               <FN3>   100.1
                                                                               --------
Net operating
  income before
  taxes                                                                        $  96.6
                                                                              =========

<FN1>
Includes defined benefit and defined contribution plan products and services.
<FN2>
Includes non-insurance activities and products in runoff (e.g.YRT,DI).
<FN3>
Includes other operating expenses from the Closed Block of approximately
$0.1 million for the six months ended June 30, 1999.


ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
PREMIUMS, DEPOSITS AND OTHER INCOME


                                           Quarter ended June 30      Six Months ended June 30
(In millions)                            2000     1999    % Change    2000     1999    % Change
STATUTORY PREMIUMS AND DEPOSITS

SUMMARY
  Insurance
    Traditional life                     $  13.9  $  17.3  (19.7)    $   43.7  $   48.7  (10.3)
    Universal life                          15.5     15.9   (2.5)        33.4      32.6    2.5
    Variable universal life                 51.5     43.8   17.6        102.7      89.1   15.3
    Individual health                        0.0      0.0    0.0          0.1       0.1    0.0
    Group variable universal life           18.6      7.2    N/M         30.1      17.6   71.0
                                         ------------------------    ---------------------------
      Total insurance                       99.5     84.2   18.2        210.0     188.1   11.6
                                         ------------------------    ---------------------------
  Annuities
    Separate account annuities             676.5    510.5   32.5      1,355.4   1,009.1   34.3
    General account annuities              125.4    251.5  (50.1)       264.1     461.8  (42.8)
    Retirement investment accounts           2.6      3.6  (27.8)         6.1       9.5  (35.8)
                                         ------------------------    ---------------------------
      Total individual annuities           804.5    765.6    5.1      1,625.6   1,480.4    9.8

    Group annuities                         90.7    112.2  (19.2)       259.3     194.3   33.5
                                         ------------------------    ---------------------------
      Total annuities                      895.2    877.8    2.0      1,884.9   1,674.7   12.6
                                         ------------------------    ---------------------------
  Total premiums and deposits            $ 994.7  $ 962.0    3.4     $2,094.9  $1,862.8   12.5
                                         ========================    ==========================

COMPONENTS
  Insurance
    Traditional life
      New business premium               $   1.1  $   0.7   57.1     $   10.8  $   10.4    3.8
      Renewal premium and deposits          12.8     16.6  (22.9)        32.9      38.3  (14.1)
                                         ------------------------    ---------------------------
                                         $  13.9  $  17.3  (19.7)    $   43.7  $   48.7  (10.3)
                                         ========================    ==========================
    Universal life
      New business premium               $   0.1  $   0.1   (0.0)    $    0.2  $    0.3  (33.3)
      Renewal premium and deposits          15.4     15.8   (2.5)        33.2      32.3    2.8
                                         ------------------------    ---------------------------
                                         $  15.5  $  15.9   (2.5)    $   33.4  $   32.6    2.5
                                         ========================    ==========================
    Variable universal life
      New business premium               $  28.6  $  21.8   31.2     $   55.8  $   44.0   26.8
      Renewal premium and deposits          22.9     22.0    4.1         46.9      45.1    4.0
                                         ------------------------    ---------------------------
                                         $  51.5  $  43.8   17.6     $  102.7  $   89.1   15.3
                                         ========================    ==========================

Individual annuities by distribution
 channel
  Agency                                 $ 244.5  $ 270.1   (9.5)    $  484.4  $  479.7    1.0
  Select                                   197.6    159.1   24.2        416.4     312.7   33.2
  Kemper                                   256.5    174.7   46.8        519.0     343.5   51.1
  Pioneer                                   56.0     94.4  (40.7)       106.0     189.7  (44.1)
  Delaware                                  46.6     59.0  (21.0)        92.5     133.3  (30.6)
  Fulcrum                                    0.7      4.7  (85.1)         1.2      12.0  (90.0)
  Retirement investment accounts             2.6      3.6  (27.8)         6.1       9.5  (35.8)
                                         ------------------------    ---------------------------
                                         $ 804.5  $ 765.6    5.1     $1,625.6  $1,480.4    9.8
                                         ========================    ==========================

GAAP OTHER INCOME
(Excluding Closed Block)
  Investment management fees             $  12.0  $   9.9   21.2     $   23.3  $   18.7   24.6
  Brokerage income                          10.9      5.9   84.7         20.8      10.7   94.4
  Other                                      5.4      3.4   58.8         10.5       7.1   47.9
                                         ------------------------    ---------------------------
                                         $  28.3  $  19.2   47.4     $   54.6  $   36.5   49.6
                                         ========================    ==========================

ALLMERICA FINANCIAL CORPORATION
ALLMERICA FINANCIAL SERVICES
FUTURE POLICY BENEFITS AND ACCOUNT BALANCES


                                               June 30   December 31
(In millions)                                    2000       1999      % Change
GENERAL ACCOUNT RESERVES
  Insurance
    Traditional life, excluding Closed Block   $    34.9  $    37.7   (7.4)
    Universal life                                 790.4      816.1   (3.1)
    Variable universal life                        150.7      136.3   10.6
    Individual health                              269.9      273.0   (1.1)
    Group variable universal life                    9.0       10.0  (10.0)
                                               ----------------------------
      Total insurance                            1,254.9    1,273.1   (1.4)
                                               ----------------------------
  Annuities
    Individual annuities                         1,105.9    1,219.0   (9.3)
    Group annuities                                825.6      870.9   (5.2)
                                               ----------------------------
      Total annuities                            1,931.5    2,089.8   (7.6)
                                               ----------------------------
Total general account reserves                 $ 3,186.4  $ 3,363.0   (5.3)
                                               ============================

SEPARATE ACCOUNT LIABILITIES
    Variable individual life                   $ 1,294.1  $ 1,244.8    4.0
    Variable individual annuities               14,651.3   13,872.6    5.6
                                               ----------------------------
      Total individual                          15,945.4   15,117.4    5.5
    Group variable universal life                  293.0      260.5   12.5
    Group annuities                              2,238.1    2,251.0   (0.6)
                                               ----------------------------
     Total group                                 2,531.1    2,511.5    0.8
                                               ----------------------------
Total separate account liabilities             $18,476.5  $17,628.9    4.8
                                               ============================


ALLMERICA FINANCIAL CORPORATION
ALLMERICA ASSET MANAGEMENT
CONDENSED INCOME STATEMENTS AND SUPPLEMENTAL INFORMATION

                                     Quarter ended June 30          Six Months ended June 30
(In millions)                      2000      1999     % Change     2000      1999     % Change
INTEREST MARGINS ON GICS
  Net investment income            $  32.1   $  36.9   (13.0)      $  58.5   $  68.3   (14.3)
  Interest credited                   28.5      31.5    (9.5)         50.9      58.1   (12.4)
                                   --------------------------      ---------------------------
    Net interest margin                3.6       5.4   (33.3)          7.6      10.2   (25.5)
                                   --------------------------      ---------------------------
OTHER INCOME AND EXPENSES
  External fees and other income       1.5       1.6    (6.3)          3.1       3.0     3.3
  Internal fees and other income       1.3       2.0   (35.0)          2.6       3.5   (25.7)
  Other operating expenses             1.8       2.2   (18.2)          3.6       4.2   (14.3)
                                   --------------------------      ---------------------------
Net operating income before taxes  $   4.6   $   6.8   (32.4)      $   9.7   $  12.5   (22.4)
                                   ==========================      ==========================

                                                Six Month ended June 30
                                              2000           1999     % Change
GIC DEPOSITS
  Outstanding GIC deposits, beginning of
    period                                 $ 1,369.3      $ 1,791.8    (23.6)
  Withdrawals during the period               (145.3)        (348.5)     N/M
  Deposits during the period                   651.5 <FN1>    952.5    (31.6)
  Interest credited during the period           50.9           58.1    (12.8)
                                           ----------------------------------
  Outstanding GIC deposits, end of period  $ 1,926.4      $ 2,453.9    (21.3)
                                           ==================================

<FN1>
Includes $2.0 million of traditional GIC deposits for the six months ended June 30, 2000.

                                                June 30
                                           2000            1999
GIC SCHEDULED MATURITIES
  1999                                  $     0.0       $     0.0
  2000                                       40.2            90.1
  2001                                      216.3            81.0
  2002                                      231.9            26.7
  2003+                                     366.1           133.4
                                        ------------------------------
                                            854.5 <FN2>     331.2 <FN2>
Short term funding agreement balances     1,071.9         2,122.7
                                        --------------------------
                                        $ 1,926.4       $ 2,453.9
                                        ==========================

<FN2>
Includes $750.2 million and $101.9 million of long term funding agreement balances for the quarters ended June 30, 2000 and 1999, respectively.

ALLMERICA FINANCIAL CORPORATION
CORPORATE
CONDENSED INCOME STATEMENTS


                                           Quarter ended June 30         Six Months ended June 30
(In millions)                           2000      1999     % Change    2000      1999      % Change
REVENUES
  Net investment income                 $  1.7    $  2.4    (29.2)     $  2.7    $  3.6    (25.0)
                                        --------------------------     ---------------------------
OPERATING EXPENSES
  Interest expense                         3.8       3.8      0.0         7.6       7.6      0.0
  Other operating expenses                10.1      12.1    (16.5)       21.8      25.5    (14.5)
                                        --------------------------     ---------------------------
    Total operating expenses              13.9      15.9    (12.6)       29.4      33.1    (11.2)
                                        --------------------------     ---------------------------

Net operating loss before taxes and
  minority interest                     $(12.2)   $(13.5)    (9.6)     $(26.7)   $(29.5)    (9.5)
                                        ==========================     ==========================


ALLMERICA FINANCIAL CORPORATION
NET INVESTMENT INCOME, INCLUDING CLOSED BLOCK

(In millions, except yields)                Six Months ended June 30, 2000

                               Allmerica        Allmerica
              Risk             Financial          Asset
            Management  Yield  Services  Yield  Management  Yield  Corporate  Yield  Total  Yield
             <FN1>                                                   <FN2>
Fixed
 maturities  $108.9     6.74%  $109.8    8.09%  $ 48.9      7.05%  $ 1.5      7.86%  $269.1 7.30%
Equity
 securities     0.5     3.52%     0.0    0.00%     0.0      0.00%    0.0      0.00%     0.5 1.29%
Mortgages       0.0     0.00%    19.1    8.12%     7.0      8.26%    0.0      0.00%    26.1 8.16%
All other       2.1     0.00%    21.2    0.00%     3.6      0.00%    0.7      0.00%    27.6 0.00%
Investment
 expenses      (1.9)    0.00%    (4.7)   0.00%    (0.8)     0.00%    0.0      0.00%    (7.4)0.00%
             ------------------------------------------------------------------------------------
Total        $109.6     6.58%  $145.4    7.39%  $ 58.7      7.37%  $ 2.2      6.02%  $315.9 7.07%
             =====================================================================================

<FN1>
Includes purchase accounting adjustments of $2.3 million for the six months ended June 30, 2000.
<FN2>
Includes corporate eliminations of $0.5 million for the six months ended June 30, 2000.


(In millions, except yields)                Six Months ended June 30, 1999

                               Allmerica        Allmerica
              Risk             Financial          Asset
            Management  Yield  Services  Yield  Management  Yield  Corporate  Yield  Total  Yield
             <FN1>                                                   <FN2>
Fixed
 maturities  $110.2     6.66%  $110.5    8.25%  $ 60.9      6.30%  $ 1.7      6.42%  $283.3 7.10%
Equity
 securities     0.8     2.05%     0.5    1.47%     0.0      0.00%    0.0      0.00%     1.3 1.77%
Mortgages       0.0     0.00%    21.1    8.33%     6.8      8.18%    0.0      0.00%    27.9 8.29%
All other       4.6     0.00%    26.3    0.00%     2.1      0.00%    1.4      0.00%    34.4 0.00%
Investment
 expenses      (2.1)    0.00%    (4.2)   0.00%    (1.5)     0.00%    0.0      0.00%    (7.8)0.00%
             -------------------------------------------------------------------------------------

Total        $113.5     6.37%  $154.2    7.74%  $ 68.3      6.38%  $ 3.1      4.48%  $339.1 6.90%
             ====================================================================================

<FN1>
Includes purchase accounting adjustments of $2.3 million for the six months ended June 30, 1999.
<FN2>
Includes corporate eliminations of $0.5 million for the six months ended June 30, 1999.


ALLMERICA FINANCIAL CORPORATION
HISTORICAL FINANCIAL HIGHLIGHTS


(In millions, except
per share data)         Q2 00     Q1 00     1999      Q4 99     Q3 99     Q2 99     Q1 99
NET OPERATING
INCOME BEFORE
TAXES AND MINORITY
INTEREST <FN1>

 Risk
  Management            $    53.9 $    43.1 $   199.6 $    65.0 $    49.5 $    55.3 $    29.8
                        ------------------------------------------------------------------------
 Asset
 Accumulation
  Allmerica
   Financial
   Services                  55.5      54.4     205.5      54.2      54.7      47.7      48.9
  Allmerica Asset
   Management                 4.6       5.1      23.5       5.3       5.7       6.8       5.7
                        -----------------------------------------------------------------------
                             60.1      59.5     229.0      59.5      60.4      54.5      54.6
                        -----------------------------------------------------------------------
 Corporate                  (12.2)    (14.5)    (59.3)    (16.1)    (13.7)    (13.5)    (16.0)
                        -----------------------------------------------------------------------
 Total net
  operating income
  before federal
  income taxes and
  minority interest         101.8      88.1     369.3     108.4      96.2      96.3      68.4
 Federal income
  taxes on
  operating income          (23.3)    (17.7)    (72.4)    (23.6)    (16.4)    (19.3)    (13.1)
 Minority interest:
  Distributions on
  mandatorily
  redeemable
  preferred
  securities of a
  subsidiary
  trust                      (4.0)     (4.0)    (16.0)     (4.0)     (4.0)     (4.0)     (4.0)
                         ----------------------------------------------------------------------
 Consolidated net
  operating income      $    74.5 $    66.4 $   280.9 $    80.8 $    75.8 $    73.0 $    51.3
                        =======================================================================
INCOME FROM
 CONTINUING
 OPERATIONS             $    47.6 $    30.2 $   345.1 $    68.4 $    59.1 $    66.8 $   150.8
                        =======================================================================
NET INCOME              $    47.6 $    30.2 $   295.8 $    68.4 $    13.1 $    60.2 $   154.1
                        =======================================================================
PER SHARE DATA
(DILUTED)
 NET OPERATING
  INCOME                $    1.37 $    1.22 $    5.06 $    1.48 $    1.39 $    1.32 $    0.89
 INCOME FROM
  CONTINUING
  OPERATIONS            $    0.88 $    0.56 $    6.21 $    1.25 $    1.08 $    1.21 $    2.61
 NET INCOME             $    0.88 $    0.56 $    5.33 $    1.25 $    0.24 $    1.09 $    2.67
 DIVIDENDS              $    0.00 $    0.00 $    0.25 $    0.00 $    0.25 $    0.00 $    0.00

WEIGHTED AVERAGE
SHARES OUTSTANDING
(DILUTED)                    54.1      54.3      55.5      54.6      54.7      55.1      57.7


BALANCE SHEET
 Total investments      $ 8,321.4 $ 8,147.7           $ 7,888.7 $ 8,265.7 $ 9,043.7 $ 9,163.1
 Separate account
  assets                $18,477.5 $18,595.5           $17,629.6 $15,102.9 $15,635.9 $14,329.4
 Total assets           $32,088.6 $31,854.1           $30,769.6 $29,080.0 $29,826.4 $28,461.2
 Total shareholders'
  equity                $ 2,288.6 $ 2,267.7           $ 2,240.2 $ 2,213.2 $ 2,248.7 $ 2,387.5
 Book value per
  share                 $   42.98 $   42.27           $   41.32 $   40.86 $   41.49 $   42.30
 Book value per
  share,
  excluding
  SFAS No.115           $   44.17 $   43.13           $   42.71 $   41.76 $   41.45 $   40.97

<FN1>
Net operating income excludes net realized gains (losses) and other non-operating items, net of taxes and minority interest.


ALLMERICA FINANCIAL CORPORATION
HISTORICAL FINANCIAL HIGHLIGHTS


(In millions, except
per share data)     1998    Q4 98     Q3 98     Q2 98     Q1 98     1997    Q4 97     Q3 97     Q2 97     Q1 97

NET OPERATING
 INCOME BEFORE
 TAXES AND
 MINORITY
 INTEREST <FN1>

  Risk
   Management       $ 149.6 $    52.4 $    24.6 $    34.9 $    37.7 $ 174.2 $    54.7 $    36.1 $    45.6 $    37.8
                    -------------------------------------------------------------------------------------------------
  Asset
   Accumulation
    Allmerica
     Financial
     Services         169.0      43.5      39.1      44.2      42.2   134.6      35.0      37.8      32.0      29.8
    Allmerica
     Asset
     Management        23.7       6.7       6.9       6.2       3.9    18.4       4.6       5.2       5.4       3.2
                    -------------------------------------------------------------------------------------------------
                      192.7      50.2      46.0      50.4      46.1   153.0      39.6      43.0      37.4      33.0
                    -------------------------------------------------------------------------------------------------
  Corporate           (50.9)    (15.3)    (10.6)    (12.7)    (12.3) (48.0)    (17.2)    (11.8)     (8.0)    (11.0)
                    -------------------------------------------------------------------------------------------------
Total net
 operating income
 before federal
 income taxes and
 minority interest    291.4      87.3      60.0      72.6      71.5   279.2      77.1      67.3      75.0      59.8
Federal income
 taxes on
 operating income     (53.1)    (13.8)    (10.7)    (12.2)    (16.4) (63.4)    (16.7)    (16.0)    (18.9)    (11.8)
Minority interest:
 Distributions
  on mandatorily
  redeemable
  preferred
  securities of
  a subsidiary
  trust               (16.0)     (4.0)     (4.0)     (4.0)     (4.0)  (14.5)     (4.0)     (4.1)     (4.0)     (2.4)
Equity in earnings     (9.8)     (2.4)     (1.9)     (1.7)     (3.8)  (37.0)     (5.4)     (0.5)    (16.5)    (14.6)
                    -------------------------------------------------------------------------------------------------
Consolidated net
 operating income   $ 212.5 $    67.1 $    43.4 $    54.7 $    47.3 $ 164.3 $    51.0 $    46.7 $    35.6 $    31.0
                    =================================================================================================
INCOME FROM
 CONTINUING
 OPERATIONS         $ 214.7 $    67.7 $    24.3 $    59.2 $    63.5 $ 192.6 $    89.6 $    55.6 $    33.9 $    13.5
                    ================================================================================================
NET INCOME          $ 201.2 $    65.9 $     8.2 $    60.3 $    66.8 $ 209.2 $    94.9 $    60.7 $    37.7 $    15.9
                    ================================================================================================
PER SHARE DATA
 (DILUTED)
  NET OPERATING
   INCOME           $  3.52 $    1.12 $    0.71 $    0.91 $    0.78 $  3.00 $    0.85 $    0.80 $    0.71 $    0.62
  INCOME FROM
   CONTINUING
   OPERATIONS       $  3.56 $    1.13 $    0.40 $    0.98 $    1.05 $  3.52 $    1.49 $    0.95 $    0.67 $    0.27
  NET INCOME        $  3.33 $    1.10 $    0.13 $    1.00 $    1.11 $  3.82 $    1.58 $    1.04 $    0.75 $    0.32
  DIVIDENDS         $  0.15 $    0.00 $    0.05 $    0.05 $    0.05 $  0.20 $    0.05 $    0.05 $    0.05 $    0.05

WEIGHTED AVERAGE
 SHARES
 OUTSTANDING
 (DILUTED)             60.3      59.9      60.6      60.5      60.3    54.8      60.2      58.4      50.3      50.2

BALANCE SHEET
 Total investments          $ 9,057.6 $ 9,169.0 $ 9,274.0 $ 8,923.8         $ 8,700.7 $ 8,741.1 $ 8,808.4 $ 8,758.3
 Separate account
  assets                    $13,697.7 $11,424.9 $12,260.5 $11,425.4         $ 9,755.4 $ 9,233.6 $ 8,036.3 $ 6,705.8
 Total assets               $27,653.1 $25,233.5 $25,816.4 $24,511.8         $22,549.0 $21,967.2 $20,963.5 $19,625.6
 Total shareholders'
  equity                    $ 2,458.6 $ 2,480.3 $ 2,539.4 $ 2,468.8         $ 2,381.3 $ 2,263.4 $ 1,782.5 $ 1,672.0
Book value
 per share                  $   41.95 $   41.02 $   42.04 $   40.94          $   39.71$   37.74 $   35.47 $   33.35
Book value
 per share,
 excluding
 SFAS No.115                $   38.87 $   38.08 $   38.01 $   37.07          $   36.08 $   34.54 $   32.66 $   31.97

<FN1>
Net operating income excludes net realized gains (losses) and other non-operating items, net of taxes and minority interest.


ALLMERICA FINANCIAL CORPORATION
HISTORICAL FINANCIAL HIGHLIGHTS


(In millions, except
per share data)     1996    Q4 96     Q3 96     Q2 96     Q1 96     1995    Q4 95     Q3 95     Q2 95     Q1 95
NET OPERATING
 INCOME BEFORE
 TAXES AND
 MINORITY
 INTEREST <FN1>

  Risk
   Management       $ 173.1 $    43.6 $    63.0 $    40.0 $    26.5 $ 212.0 $    54.6 $    58.0 $    51.4 $    48.0
                    -------------------------------------------------------------------------------------------------
  Asset
   Accumulation
    Allmerica
     Financial
     Services         106.8      28.2      27.4      28.0      23.2    60.0      15.4      16.0      11.4      17.2
    Allmerica
     Asset
     Management        11.5       5.4       2.8       2.1       1.2    12.2       3.5       2.5       3.8       2.4
                    -------------------------------------------------------------------------------------------------
                      118.3      33.6      30.2      30.1      24.4    72.2      18.9      18.5      15.2      19.6
                    -------------------------------------------------------------------------------------------------
  Corporate           (58.0)    (21.8)    (10.4)    (11.5)    (14.3)  (47.8)    (15.4)    (11.7)     (9.6)    (11.1)
                    -------------------------------------------------------------------------------------------------
Total net
 operating income
 before federal
 income taxes and
 minority interest    233.4      55.4      82.8      58.6      36.6   236.4      58.1      64.8      57.0      56.5
Federal income
 taxes on
 operating income     (50.8)    (11.2)    (21.5)    (14.8)     (3.3)  (67.4)    (20.2)    (17.8)    (14.1)    (15.3)
Minority interest:
 Distributions
  on mandatorily
  redeemable
  preferred
  securities of
  a subsidiary
  trust                 0.0       0.0       0.0       0.0       0.0     0.0       0.0       0.0       0.0       0.0
Equity in earnings    (61.5)    (14.9)    (21.7)    (13.3)    (11.6)  (69.2)    (15.4)    (19.4)    (18.3)    (16.1)
                    -------------------------------------------------------------------------------------------------
Consolidated net
 operating income   $ 121.1 $    29.3 $    39.6 $    30.5 $    21.7 $  99.8 $    22.5 $    27.6 $    24.6 $    25.1
                    ================================================================================================
INCOME FROM
 CONTINUING
 OPERATIONS         $ 164.4 $    37.4 $    43.6 $    39.7 $    43.7 $ 117.9 $    34.2 $    25.6 $    24.2 $    33.9
                    ================================================================================================
NET INCOME          $ 181.9 $    45.3 $    46.7 $    42.6 $    47.3 $ 133.9 $    40.7 $    30.1 $    26.4 $    36.7
                    ================================================================================================

PER SHARE DATA
 (DILUTED)
  NET OPERATING
   INCOME           $  2.41 $    0.58 $    0.79 $    0.61 $    0.43 $  1.99 $    0.45 $    0.55 $    0.49 $    0.50
  INCOME FROM
   CONTINUING
   OPERATIONS       $  3.29 $    0.76 $    0.87 $    0.79 $    0.87 $  2.35 $    0.68 $    0.51 $    0.48 $    0.68
  NET INCOME        $  3.63 $    0.91 $    0.93 $    0.85 $    0.94 $  2.67 $    0.81 $    0.60 $    0.53 $    0.73
  DIVIDENDS         $  0.20 $    0.05 $    0.05 $    0.05 $    0.05 $  0.05 $    0.05 $    0.00 $    0.00 $    0.00

WEIGHTED AVERAGE
 SHARES
 OUTSTANDING
 (DILUTED)             50.1      50.1      50.1      50.1      50.1    50.1      50.1      50.1      50.1      50.1

BALANCE SHEET
 Total investments          $ 8,993.4 $ 9,247.2 $ 9,439.6 $ 9,479.2         $ 9,430.7 $ 9,898.1 $ 9,941.5 $     0.0
 Separate account
  Assets                    $ 6,233.0 $ 5,586.8 $ 5,197.9 $ 4,761.6         $ 4,348.8 $ 4,076.7 $ 3,659.2 $     0.0
 Total assets               $18,970.3 $18,728.5 $18,506.1 $18,162.7         $17,757.7 $17,163.8 $16,798.7 $     0.0
 Total shareholders'
  equity                    $ 1,724.7 $ 1,633.0 $ 1,563.5 $ 1,555.9         $ 1,574.2 $ 1,255.5 $ 1,230.1 $     0.0
Book value per
 share                      $   34.40 $   32.57 $   31.20 $   31.03         $   31.40 $   25.04 $   24.54 $     0.0
Book value per
 share, excluding
 SFAS No.115                $   31.78 $   30.92 $   30.04 $   29.24         $   28.35 $   23.23 $   22.63 $     0.0

<FN1>
Net operating income excludes net realized gains (losses) and other non-operating items, net of taxes and minority interest.


CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

Allmerica Financial
440 Lincoln Street
Worcester, MA 01653


The Hanover Insurance Company
100 North Parkway
Worcester, MA 01605

Citizens Insurance Company of America
645 West Grand River
Howell, MI 48843


MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended                           2000

                         Price Range               Dividends
                         High     Low              Per Share
March 31                $53.50  $35.31               $0.00
June 30                 $60.13  $46.31               $0.00
September 30
December 31


Quarter Ended                           1999

                         Price Range               Dividends
                         High     Low              Per Share
March 31                $57.88  $50.19               $0.00
June 30                 $62.25  $54.50               $0.00
September 30            $64.44  $47.56               $0.25
December 31             $59.69  $46.50               $0.00


INDUSTRY RATINGS

                                    A.M.      Standard                Duff &
Claims Paying                       Best      & Poor's    Moody's     Phelps
-----------------------------------------------------------------------------
First Allmerica Financial
Life Insurance Company               A           AA-        A1          AA
-----------------------------------------------------------------------------
Allmerica Financial Life
Insurance and Annuity Company        A           AA-        A1          AA
-----------------------------------------------------------------------------
The Hanover Insurance Company        A           AA-        A1           -
-----------------------------------------------------------------------------
Citizens Insurance Company
  of America                         A            -          -           -
-----------------------------------------------------------------------------

                                       Standard                       Duff &
Debt Ratings                           & Poor's      Moody's          Phelps
-----------------------------------------------------------------------------
Allmerica Financial Corporation
     Senior Debt                          A-           A2               A+
-----------------------------------------------------------------------------
Allmerica Financial Corporation
     Capital Securities                  BBB           a2               A
-----------------------------------------------------------------------------
Allmerica Financial Corporation
     Short Term Debt                     A1+           P1               -
-----------------------------------------------------------------------------
First Allmerica Financial
  Life Insurance Company
     Short Term Debt                     A1+           P1               -
-----------------------------------------------------------------------------
First Allmerica Financial Life
Insurance Company Short Term
Insurance Financial Strength Rating      A1+           P1               -
-----------------------------------------------------------------------------

TRANSFER AGENT
First Chicago Trust Company of New York
A Division of EquiServe, LP
525 Washington Boulevard
Jersey City, NJ 07303-2512
1-800-317-4454


COMMON STOCK

Common stock of Allmerica Financial Corporation is traded on the New York Stock Exchange under the symbol "AFC".


INQUIRIES

Henry P. St. Cyr, CFA
Vice President, Investor Relations
(508) 855-2959
hstcyr@Allmerica.com

William J. Steglitz, CPA
Manager, Investor Relations
(508) 855-3883
wsteglitz@Allmerica.com


INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at www.Allmerica.com

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